                                                                   Exhibit 10.35

                           AMENDMENT dated as of December 4, 1998, to the
                  Amended and Restated Credit Agreement, dated as of July 18, 1997, as amended and restated as of September 26, 1997, as previously amended (the "CREDIT AGREEMENT"), among ARGO-TECH CORPORATION, AT HOLDINGS CORPORATION, the Lenders party thereto and THE CHASE MANHATTAN BANK, as Administrative Agent.

         WHEREAS, the Borrower (such term and each other capitalized term used but not defined herein having the meanings assigned to such terms in the Credit Agreement as amended hereby), has requested that the Lenders approve amendments to certain provisions of the Credit Agreement; and

         WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendments;

         NOW, THEREFORE, in consideration of these premises, the Borrower, Holdings and the undersigned Lenders hereby agree as follows:

         SECTION 1. AMENDMENTS. Effective as of the Amendment Effective Date (as defined in Section 3 hereof), the Credit Agreement is hereby amended as follows:

         (a) The following definitions are added to Section 1.01 of the Credit Agreement in their appropriate alphabetical positions:

                  "ARGO-TECH NOTES" means the senior unsecured subordinated notes issued by the Borrower, at a discount, for cash consideration of up to $50,000,000, the proceeds of which are used to pay dividends to Holdings and which dividends are used by Holdings to purchase Common Stock from AT Holdings, LLC.

                  "ARGO-TECH NOTES DOCUMENTS" means the indenture under which the Argo-Tech Notes are issued and all other agreements and documents evidencing, guaranteeing or providing for the terms and conditions of the Argo-Tech Notes.

                  "EMPLOYEE STOCK COMPENSATION PLANS" means the SERP, the SAR Plan or any other plan for the benefit of officers, directors or employees of the Borrower, Holdings or any of their Subsidiaries under which Common Stock or options to acquire Common Stock are granted to such individuals.

                  "HOLDINGS PREFERRED STOCK" means up to $30,000,000 of cumulative exchangeable redeemable preferred stock issued by Holdings with warrants to purchase common stock of Holdings (on terms and conditions substantially as set forth on Annex 1 hereto), the proceeds of which are used to purchase Common Stock from AT Holdings, LLC.

         (b) The definition of "Prepayment Event" in Section 1.01 of the Credit Agreement is hereby amended by inserting at the end of clause (c) thereof the following: "and the issuance of any class of common stock by Holdings PROVIDED that the proceeds of such issuance are used to redeem Holdings Preferred Stock."

         (c) Section 5.11 of the Credit Agreement is hereby amended by replacing the reference to (a) in clause (c) thereof with (b)".

         (d) Section 6.01(a) of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (ix) thereof, (ii) replacing the "." at the end of clause (x) thereof with "; and" and (iii) inserting immediately following clause (x) thereof the following: "(xi) in the case of the Borrower, the Argo-Tech Notes; PROVIDED that the representations, warranties, covenants, events of default and other terms of the Argo-Tech Notes shall be no more restrictive than the representations, warranties, covenants, events of default and other terms contained in the Senior Subordinated Notes".

         (e) Section 6.01(c) of the Credit Agreement is hereby amended by inserting at the end thereof the following: "and any agreement entered into between the Borrower and AT Holdings, LLC pursuant to which the Borrower agrees to purchase Common Stock from AT Holdings, LLC with the proceeds derived from the issuance of the Argo-Tech Notes and the Holdings Preferred Stock. Holdings may, however, issue the Holdings Preferred Stock".

         (f) Section 6.02(b) of the Credit Agreement is hereby amended by replacing the reference to "Pledge Agreement" contained therein with "Loan Documents".

         (g) Section 6.04 is hereby amended by (A) deleting the figure "$2,500,000" and substituting therefor "$3,500,000" in clause (i) thereof and
(B) (i) deleting the "and" at the end of clause (1) thereof, (ii) replacing the "." at the end of clause (m) thereof with "; and" and inserting after clause (m) thereof the following: "(n) Holdings may purchase up to 650,000 shares of Common Stock from AT Holdings, LLC with the proceeds of the Argo-Tech Notes and Holdings Preferred Stock."

         (h) Section 6.08(a) (iii) of the Credit Agreement is hereby amended by replacing all references to "(a)" contained therein with "(b)".

         (i) Section 6.08(a) of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (iii) thereof, (ii) replacing the "." at the end clause (iv) thereof with "; and (iii) inserting after clause (iv) thereof the following: "(v) The Borrower may pay dividends to Holdings from the proceeds of the Argo-Tech Notes, and the proceeds of such dividends shall be used to make the Restricted Payments contemplated by and permitted under Section 6.04(n); and (vi) Holdings may declare and pay dividends with respect to the Holdings Preferred Stock solely in additional shares of such stock.

         (j) Section 6.09 is hereby amended by (i) replacing the word "and" at the end of clause (e) with "," and inserting after clause (f) thereof the following: "Holding's purchase of up to 650,000 shares of Common Stock from AT Holdings, LLC with the proceeds of the Argo- Tech Notes and Holdings Preferred Stock.

         (k) Section 6.10 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (iv) thereof, (ii) replacing the "." at the end of clause (v) thereof with "," and (iii) inserting after clause
(v) thereof the following: "(vi) the foregoing shall not apply to restrictions and conditions imposed by the Argo-Tech Notes Documents PROVIDED that the restrictions and conditions imposed by the Argo-Tech Notes Documents shall be no more restrictive than the restrictions and conditions contained in the Senior Subordinated Notes and (vii) the foregoing shall not apply to restrictions on dividends under the Holdings Preferred Stock".

         (1) Section 6.11(b) of the Credit Agreement is hereby amended by inserting after clause (b) thereof the following: "PROVIDED that the Stockholders' Agreement may be amended so long as (i) such amendment does not have a material adverse effect on the interests of the Lenders under this Agreement and (ii) the Administrative Agent and its counsel have had an opportunity to review such amendment".

         (m) Section 6.11(a) of the Credit Agreement is amended by inserting after the proviso the following: "and the organizational documents of Holdings may be amended so long as (i) such amendment does not have a material adverse effect on the interests of the lenders under this Agreement and (ii) the Administrative Agent and its counsel have had an opportunity to review such amendment".

         (n) Section 6.11(f) of the Credit Agreement is hereby amended by inserting "and the Argo-Tech Notes Documents" immediately after the reference to "Senior Subordinated Notes Documents" contained therein.

         (o) Schedule 3.13 of the Credit Agreement is hereby amended by replacing it with Schedule 3.13 hereto.

         (p) Annex 1 is hereby added as Annex 1 to the Credit Agreement.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of the Borrower and Holdings represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (i) the representations and warranties of the Borrower and Holdings set forth in the Loan Documents are true and correct on and as of the date of this Amendment and (ii) no Default has occurred and is continuing.

         SECTION 3. EFFECTIVENESS. This Amendment shall become effective as of the date (the "AMENDMENT EFFECTIVE DATE") when all of the following conditions shall have been met:

         (i) the Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear the signatures of the Borrower, Holdings and the Required Lenders; and

         (ii) the Argo-Tech Notes or the Holdings Preferred Stock shall have been issued.

         SECTION 4. AMENDMENT FEE. The Borrower shall pay to the Administrative Agent a fee for the account of each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) on or prior to December 4, 1998, in an amount equal to .125% of the sum of such Lender's Revolving Commitment (whether used or unused) and outstanding Term Loans, in each case as of the Amendment Effective Date. Such fee shall be payable on the date on which the issuance of the Argo-Tech Notes and the Holdings Preferred Stock has been completed.

         SECTION 5. APPLICABLE LAW. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

         SECTION 6. NO OTHER AMENDMENTS. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

         SECTION 7. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 8. HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

         SECTION 9. EXPENSES. The Borrower shall reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees and expenses of Cravath, Swaine & Moore, counsel for the Administrative Agent.

         IN WITNESS WHEREOF, the Borrower, Holdings and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                AT HOLDINGS CORPORATION

                         By /s/ Paul R. Keen
                           ------------------------------------------
                                Name:  Paul R. Keen
                                Title:    Vice President

                                ARGO-TECH CORPORATION

                         By /s/ Yoichi Fujiki
                           ------------------------------------------
                                Name:  Yoichi Fujiki
                                Title:     Vice President

                                THE CHASE MANHATTAN BANK,
                                individually and as Administrative Agent

                         By /s/ Matthew H. Massie
                           ------------------------------------------
                                Name:  Matthew H. Massie
                                Title:    Managing Director

                                BANK ONE, NA

                         By /s/ Laurence S. Christ
                           ------------------------------------------
                                Name:  Laurence S. Christ
                                Title:    Vice President

                           COMERICA BANK

                         By /s/ Jeffrey J. Judge
                           ------------------------------------------
                           Name:  Jeffrey J. Judge
                           Title:    Vice President

                           CREDIT AGRICOLE INDOSUEZ

                         By /s/ W. Leroy Startz
                           ------------------------------------------
                           Name:  W. Leroy Startz
                           Title:    First Vice President

                         By /s/ Katherine L. Abbott
                           ------------------------------------------
                           Name:  Katherine L. Abbott
                           Title:    First Vice President

                           CREDIT LYONNAIS CHICAGO
                           BRANCH

                         By /s/ Mary Ann Klemm
                           ------------------------------------------
                           Name:  Mary Ann Klemm
                           Title:    Vice President

                           HARRIS TRUST AND SAVINGS BANK

                         By /s/ William McDonnell
                           ------------------------------------------
                           Name:  William McDonnell
                           Title:    Vice President

                           HELLER FINANCIAL, INC.

                         By /s/ Linda W. Wolf
                           ------------------------------------------
                           Name:  Linda W. Wolf
                           Title:    Senior Vice President

                           KEY BANK NATIONAL ASSOCIATION

                         By /s/ Thomas J. Purcell
                           ------------------------------------------
                           Name:  Thomas J. Purcell
                           Title:    Vice President

                           NATIONAL CITY BANK

                         By /s/ Maureen M. Orsini
                           ------------------------------------------
                           Name:  Maureen M. Orsini
                           Title:    Vice President

                           PNC BANK, NATIONAL ASSOCIATION

                         By
                           ------------------------------------------
                           Name:
                           Title: